Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference of our reports dated March 23, 2009 relating to the consolidated financial statements of Alcatel-Lucent and subsidiaries and management's report on the effectiveness of internal control over financial reporting, appearing in the Annual Report on Form 20-F of Alcatel-Lucent for the year ended December 31, 2008 into:

(i)

Form S-8 Registration Statement (File No. 333-7830) for Alcatel Alstom Compagnie Generale d'Electricite, S.A. (now Alcatel-Lucent), filed with the U.S. Securities and Exchange Commission (the "SEC") on October 23, 1997;

(ii)

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-59985) for Alcatel Alstom Generale d'Electricite, S.A. (now Alcatel-Lucent), filed with the SEC on September 8, 1998;

(iii)

Form S-8 Registration Statement (File No. 333-9730), filed with the SEC on December 11, 1998;

(iv)

Form S-8 Registration Statement (File No. 333-10192), filed with the SEC on April 1, 1999;

(v)

Form S-8 Registration Statement (File No. 333-10326), filed with the SEC on May 7, 1999;

(vi)

Form S-8 Registration Statement (File No. 333-10578), filed with the SEC on July 13, 1999;

(vii)

Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

(viii)

Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

(ix)

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

(x)

Form F-3 Registration Statement (File No. 333-11784), filed with the SEC on April 4, 2000;

(xi)

Form S-8 Registration Statement (File No. 333-11986), filed with the SEC on May 19, 2000;

(xii)

Form S-8 Registration Statement (File No. 333-11996), filed with the SEC on May 23, 2000;

(xiii)

Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

(xiv)

Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

(xv)

Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

(xvi)

Form S-8 Registration Statement (File No. 333-13554), filed with the SEC on May 24, 2001;

(xvii)

Form F-3 Registration Statement (File No. 333-13966), filed with the SEC on September 28, 2001;

(xviii)

Form F-3 Registration Statement (File No. 333-14004), filed with the SEC on October 12, 2001;

(xix)

Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

(xx)

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement, as amended (File No. 333-82930), initially filed with the SEC on February 15, 2002;

(xxi)

Form S-8 Registration Statement (File No. 333-89466), filed with the SEC on May 31, 2002;

(xxii)

Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002;

(xxiii)

Form S-8 Registration Statement (File No. 333-105009), filed with the SEC on May 5, 2003;

(xxiv)

Form S-8 Registration Statement (File No. 333-107161), filed with the SEC on July 18, 2003;

(xxv)

Form S-8 Registration Statement (File No. 333-107271), filed with the SEC on July 23, 2003;

(xxvi)

Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

(xxvii)

Form F-3 Registration Statement, as amended (File No. 333-119301), initially filed with the SEC on September 27, 2004;

(xxviii)

Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

(xxix)

Form S-8 Registration Statement (File No. 333-121813), filed with the SEC on January 3, 2005;

(xxx)

Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

(xxxi)

Form S-8 Registration Statement (File No. 333-139009), filed with the SEC on November 29, 2006;

(xxxii)

Post-Effective Amendment No. 2 on Form S-8 to the Registration Statement on Form F-4, (File No. 333-133919), filed with the SEC on November 30, 2006;

(xxxiii)

Form F-3 Registration Statement (File No. 333-139029), filed with the SEC on November 30, 2006;

(xxxiv)

Form F-3 Registration Statement (File No. 333-139030), filed with the SEC on November 30, 2006;

(xxxv)

Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007.

(xxxvi)

Form S-8 Registration Statement (File No. 333-151348), filed with the SEC on June 2, 2008

/s/ Deloitte & Associés

Neuilly-sur-Seine, France

March 31, 2009